UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 28, 2008

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02         Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 28, 2008, OmniVision Technologies, Inc. (“OmniVision”) issued a press release announcing its financial results for the first fiscal quarter ended July 31, 2008.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2008, OmniVision issued a press release announcing the retirement of Peter V. Leigh as chief financial officer of OmniVision, effective September 30, 2008. Anson Chan, OmniVision’s current vice president of finance, will assume the role of OmniVision’s chief financial officer upon Mr. Leigh’s retirement.  Mr. Chan, age 39, has served as OmniVision’s vice president of finance since February 2007. From July 2006 to February 2007, Mr. Chan served as OmniVision’s vice president of business strategy. From September 1997 to July 2006, Mr. Chan served in various positions with PricewaterhouseCoopers, LLP, a public accounting firm, most recently as a Senior Manager. Mr. Chan holds a B.S. degree in economics and a B.S. degree in engineering from the University of Pennsylvania and an M.B.A. degree in business strategy and operations management from the University of Chicago.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with Mr. Leigh’s retirement, OmniVision is entering into a consulting agreement with him whereby Mr. Leigh will act as a consultant to OmniVision, effective September 30, 2008 until April 30, 2009, unless terminated earlier in accordance with its terms.

A copy of such consulting agreement is filed hereto as Exhibit 10.33 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
10.33	Consulting Agreement between OmniVision Technologies, Inc. and Peter V. Leigh effective September 30, 2008.
99.1	Press Release, dated August 28, 2008 of OmniVision Technologies, Inc. announcing its financial results for its first fiscal quarter ended July 31, 2008 and Peter V. Leigh’s retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIVISION TECHNOLOGIES, INC.

	By:	/s/ Shaw Hong
Shaw Hong President and Chief Executive Officer

Date: August 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.33	Consulting Agreement between OmniVision Technologies, Inc. and Peter V. Leigh effective September 30, 2008.
99.1	Press Release, dated August 28 2008 of OmniVision Technologies, Inc. announcing its financial results for its first fiscal quarter ended July 31, 2008 and Peter V. Leigh’s retirement.